Witherspoon Managed Futures Strategy Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: CTAIX)

Class A Shares (Symbol: CTAAX)

Supplement dated July 31, 2014
to the Prospectus and Statement of Additional Information (“SAI”)

dated March 31, 2014

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Please be advised that effective July 2, 2014, Northern Lights Distributors, LLC resigned as distributor of the Witherspoon Managed Futures Strategy Fund, a series of Northern Lights Fund Trust II (the "Fund"). Effective July 30, 2014, Ceros Financial Services, Inc., located at 1445 Research Boulevard, Suite 530, Rockville, MD  20850 serves as the distributor of the Fund.  Consequently, all references to “Northern Lights Distributors, LLC” or the “Distributor” in the Fund’s Prospectus and SAI are deleted and replaced with “Ceros Financial Services, Inc.” and references to the Distributor’s address are replaced with the address above.

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The section titled “Distribution of Fund Shares” on page B-35 of the SAI is deleted and replaced with the following:

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Ceros Financial Services, Inc. (the “Distributor”), 1445 Research Boulevard, #530, Rockville, MD 20850, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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This Supplement and the existing Prospectus and Statement of Additional Information dated March 31, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-754-7934.